FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of June 29, 2005 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by FERRO CORPORATION, an Ohio corporation (the “Borrower”), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, National City Bank, as Administrative Agent, and Credit Suisse (formerly Credit Suisse First Boston), as Syndication Agent, are parties to the Credit Agreement, dated as of August 31, 2001 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend and waive such provision of the Existing Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Fourth Amendment Effective Date” is defined in Article III.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendments to Section 1. Section 1 of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by

(a) inserting the following definition in such Section in the appropriate alphabetical sequence:

“Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of June 29, 2005, among the Borrower and the Lenders party thereto.

(b) Amending the definition of “Consolidated EBITDA” contained therein by adding a new clause (A)(viii) thereto as follows:

“(viii) expenses incurred in connection with the accounting investigations and audit expenses in an aggregate amount not to exceed $12,000,000”

SECTION 2.2. Amendments to Section 9. Section 9 of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.2.1. Amendment to Section 9.6. Section 9.6 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

Period	Leverage Ratio
01/01/05 to 12/31/05	3.75:1

01/01/06 to 03/31/06	3.50:1

04/01/06 and thereafter	3.25:1

SECTION 2.2.2. Amendment to Section 9.7. Section 9.7 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

Fixed Charge
Date	Coverage Ratio
09/30/03	1.50:1

12/31/03	1.50:1

03/31/04	1.65:1

06/30/04	1.65:1

09/30/04	1.75:1

12/31/04	1.75:1

03/31/05	1.40:1

and thereafter

ARTICLE III
LIMITED WAIVER TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Lenders hereby waive until March 31, 2006, compliance by the Borrower with clauses (b) and (c) of Section 8.1 of the Credit Agreement requiring the Borrower to deliver quarterly financial statements with respect to the fiscal quarters ending June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 and a compliance certificate for each such fiscal quarter.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION 4.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower and the Required Lenders.

SECTION 4.2. Amendment Fee. The Administrative Agent shall have received for the account of each Lender that has delivered its signature page in a manner and before the time specified by the Administrative Agent, an amendment fee in an amount equal to 0.125% of the amount of such Lender’s outstanding Commitment.

SECTION 4.3. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 12.1 of the Credit Agreement, if then invoiced.

SECTION 4.4. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.2. Credit Document Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Section 12 thereof.

SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 5.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Credit Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Credit Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Credit Documents.

SECTION 5.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, on the Fourth Amendment Effective Date, after giving effect to this Amendment, all statements set forth in clause (b) of Section 6.2 of the Existing Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

FERRO CORPORATION

By: /s/ Thomas M. Gannon

Title: Vice President & Chief Financial Officer

CREDIT SUISSE,
as a Lender

By:/s/ Brian Caldwell

Title: Director

By: /s/ Rianka Mohan

Title: Associate

NATIONAL CITY BANK,
as a Lender

By: /s/ Robert S. Coleman

Title: Senior Vice President

BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH,
as a Lender

By: /s/ Filippo Cattaneo

Title: Relationship Manager

By: /s/ Francesco Di Mario

Title: Senior Manager

THE BANK OF NEW YORK,
as a Lender

By: /s/ Kenneth R. McDonnell

Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO BRANCH,
as a Lender

By: /s/ Tsuguyuki Yumene

Title: Deputy General Manager

CITICORP USA, INC.,
as a Lender

By: /s/ Joronne Jeter

Title: Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ Martin H. McGinty

Title: Vice President

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Kimberly Sousa

Title: Director

By: /s/ Ken Hamilton

Title: Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Marianne T. Meil

Title: Vice President

THE NORINCHUKIN BANK,
as a Lender

By: /s/ Masanori Shoji

Title: Joint General Manager

SUNTRUST BANK,
as a Lender

By: /s/ William C. Humphries

Title: Managing Director

FLEET PRECIOUS METALS INC.,
as a Lender

By: /s/ Paul Mongeau

Title: Vice President

FIRSTMERIT BANK, N.A.,

as a Lender

By: /s/ Jonathan M. Isaacs

Title: Vice President